UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 9, 2016
____________________

GLOBAL EAGLE ENTERTAINMENT INC.

(Exact name of registrant as specified in its charter)
____________________

Delaware	001-35176	27-4757800
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4553 Glencoe Avenue, Los Angeles, California 90292

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 310-437-6000

Not Applicable
(Former name or former address, if changed since last report)

___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On May 9, 2016, Global Eagle Entertainment Inc. (“we” or the “Company”) issued a press release (the “Earnings Press Release”) announcing results for the quarter ended March 31, 2016. We have furnished herewith as Exhibit 99.1 a copy of the Earnings Press Release.

Item 7.01  Regulation FD Disclosure.

On May 9, 2016, the Company also issued a press release (the “EMC Acquisition Press Release”) announcing the Company’s entry into an agreement (the “EMC Acquisition Agreement”) to acquire Emerging Markets Communications (“EMC”) from ABRY Partners VII, L.P. We have furnished herewith as Exhibit 99.2 a copy of the EMC Acquisition Press Release. We will file the information required by Item 1.01 in respect of the EMC Acquisition Agreement in a separate Current Report on Form 8-K.

On May 9, 2016 at 8:00 a.m. Eastern time, as previously announced, the Company will host a conference call relating to its results for the quarter ended March 31, 2016. The Company will now also discuss the EMC acquisition on that call.

We have furnished herewith as Exhibit 99.3 a copy of the presentation that the Company will reference on that call, which presentation relates to both the Company’s results for the quarter ended March 31, 2016 and the EMC acquisition (the “Presentation”).

Exhibits 99.1, 99.2 and 99.3 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Earnings Press Release, dated May 9, 2016.
99.2	EMC Acquisition Press Release, dated May 9, 2016.
99.3	Presentation.

Forward-Looking Statements

We make forward-looking statements in this Current Report on Form 8-K and in the Exhibits attached hereto within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to expectations or forecasts for future events, including, without limitation, the pending acquisition of EMC and the timing of the closing thereof, our ability to successfully integrate EMC and achieve synergies therefrom, the expected performance of the combined GEE-EMC business, EMC’s projected revenue and Adjusted EBITDA, our earnings, Adjusted EBITDA, revenues, expenses, capital expenditures, aircraft connectivity installations or other future financial or business performance or strategies, or the impact of legal or regulatory matters on our business, results of operations or financial condition. These statements may be preceded by, followed by or include the words “may,” “might,” “will,” “will likely result,” “should,” “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “continue,” “target” or similar expressions. These forward-looking statements are based on information available to us as of the date they were made, and involve a number of risks and uncertainties which may cause them to turn out to be wrong. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. As a result of a number of known and unknown risks and uncertainties, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include: our ability to integrate our acquired businesses, the ability of the combined business to grow, including through acquisitions which we are able to successfully integrate, and the ability of our executive officers to manage growth profitably; the ability of our customer Southwest Airlines to maintain a sponsor for its “TV Flies Free” offering and our ability to replicate this model through other sponsorship alliances; the outcome of any legal proceedings pending or that may be instituted against us, our subsidiaries, or third parties to whom we owe indemnification obligations; changes in laws or regulations that apply to us or our industry; our ability to recognize and timely implement future technologies in the satellite connectivity space, including GSM and Ka-band system development and deployment; our ability to capitalize on investments in developing our service offerings, including our long-term project with QEST to develop global antenna technologies; significant product development expenses associated with our long-term line-fit initiatives; our ability to deliver end-to-end network performance sufficient to meet increasing airline customer and passenger demand; our ability to obtain regulatory approval on a timely basis for the use of our equipment on aircraft; our ability to obtain and maintain international authorizations to operate our service over the airspace of foreign jurisdictions our customers utilize; our ability to expand our service offerings and deliver on our service roadmap; our ability to timely and cost-effectively identify and license television and media content that passengers will purchase; a decrease in the media content onboard IFE systems and/or the discontinuance of the use of IFE systems indefinitely due to the emergence and increase in the use of hand-held personal devices by airline passengers; general economic and technological circumstances in the satellite transponder market, including access to transponder space in capacity limited regions and successful launch of replacement transponder capacity where applicable; our ability to obtain and maintain licenses for content used on legacy installed IFE systems; the loss of, or failure to realize benefits from, agreements with our airline partners; the loss of relationships with original equipment manufacturers or dealers; unfavorable economic conditions in the airline industry and economy as a whole; our ability to expand our domestic or international operations, including our ability to grow our business with current and potential future airline partners or successfully partner with satellite service providers, including Hughes Network Systems and SES; our reliance on third-party satellite service providers and equipment and other suppliers, including single source providers and suppliers; the effects of service interruptions or delays, technology failures, material defects or errors in our software, damage to our equipment or geopolitical restrictions; the result of ongoing tax audit that could result in reduction of tax carryforwards; the limited operating history of our connectivity and in-flight television and media products; costs associated with defending pending or future intellectual property infringement actions and other litigation or claims; increases in our projected capital expenditures due to, among other things, unexpected costs incurred in connection with the roll out of our technology roadmap or our international plan of expansion; fluctuation in our operating results; the demand for in-flight broadband Internet access services and market acceptance for our products and services; our ability to generate sufficient cash flow to make payments on our indebtedness; our incurrence of additional indebtedness in the future; our ability to repay the convertible notes at maturing or to repurchase the convertible nets upon a fundamental chance or at specific repurchase dates; the effect of the conditional conversion feature of the convertible notes; our compliance with the covenants in our Credit Agreement; our ability to obtain necessary regulatory approvals or to satisfy any of the other conditions to the EMC transaction on a timely basis or at all; a delay in the expected closing date of the EMC transaction; a failure to close the EMC transaction on the terms negotiated; any delay or inability of the combined company to realize the expected benefits and synergies of the transaction; our assumption of EMC’s outstanding indebtedness and the costs relating thereto; our issuance of stock to consummate the EMC transaction and the dilution to our existing stockholders relating thereto; the loss of management and other key employees; substantial non-recurring transaction, regulatory and integration costs and/or unknown liabilities; sales of our stock in the future by shareholders of EMC, which will hold a substantial portion of our outstanding securities, and the resulting effect on the price of our common stock; the risk that disruptions from the proposed transaction will harm our or EMC’s business, including customer retention risk; competitive responses to the proposed EMC transaction; our ability to effectively protect EMC’s intellectual property rights; the execution and compliance costs relating to new regulatory and compliance frameworks, new market risks and operations in new geographies; and general economic and business conditions that affect the combined company following the transaction. A detailed discussion of risks related to GEE’s business is included in the section entitled “Risk Factors” and other risks and uncertainties set forth in our most recent Annual Report on Form 10-K and subsequently filed reports on Form 10-Q. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and the Company and EMC undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Eagle Entertainment Inc.

By:	/s/ Michael Zemetra
Name: Michael Zemetra
Title: Chief Financial Officer and Treasurer

Dated: May 9, 2016

EXHIBIT INDEX

Exhibit No.	Description
99.1	Earnings Press Release, dated May 9, 2016.
99.2	EMC Acquisition Press Release, dated May 9, 2016.
99.3	Presentation.